UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

September 14, 2018

(Date of Report (Date of earliest event reported))

EXTRA SPACE STORAGE INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32269	20-1076777
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2795 East Cottonwood Parkway, Suite 300

Salt Lake City, Utah 84121

(Address of Principal Executive Offices)

(801) 365-4600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

Extra Space Storage Inc. (the “Company”) is filing herewith the opinion of Venable LLP as an exhibit to its Registration Statement on Form S-3 (Registration No. 333-211125) (the “Registration Statement”) in connection with the resale from time to time of shares of common stock, $0.01 par value per share, of the Company issuable upon redemption of operating partnership units in Extra Space Storage LP by the selling stockholders identified in the prospectus supplement dated September 14, 2018 to the prospectus dated May 4, 2016 (collectively, the “Prospectus”) forming part of the Registration Statement. Such resale will be made under the Registration Statement and the Prospectus.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description of Exhibit

5.1	Opinion of Venable LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1 above).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTRA SPACE STORAGE INC.

Date: September 17, 2018	By	/s/ Gwyn McNeal
	Name:	Gwyn McNeal
	Title:	Executive Vice President and Chief Legal Officer